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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: July 13, 2004



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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EXHIBIT 99.                CONTRACT STATUS SUMMARY AT JULY 13, 2004


ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD BEACON continues to work under its contract with Conoco Phillips Indonesia Ltd. ("Conoco"). Conoco has now exercised the three remaining options and has added one more well to this program for a total of eight wells to be drilled. The initial contract provided for three firm wells to be drilled at a dayrate of $90,000 and for four option wells to be drilled at a dayrate of $82,400. The one additional well added will be at a dayrate of $90,000. The rig is currently drilling this program ahead of its original estimated schedule. We now expect that the drilling of all eight wells will be completed in October 2004.

     The ATWOOD EAGLE has two remaining wells to drill for BHP, with BHP having an option to drill one more well prior to the rig commencing its drilling program for Woodside Energy. Ltd.

     Additional information with respect to the Company's Contract Status Summary at June 24, 2004 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)



                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President

                                               DATE: July 13, 2004


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                                  EXHIBIT INDEX


EXHIBIT NO.                                          DESCRIPTION

99.1     Contract Status Summary at July 13, 2004


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                                                             EXHIBIT 99.1
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                           AT JULY 13, 2004

      NAME OF RIG             LOCATION               CUSTOMER                               CONTRACT STATUS
SEMISUBMERSIBLES -
ATWOOD FALCON             MOBILIZING TO      SARAWAK SHELL ("SHELL")    The rig is currently being mobilized to Malaysia for
                          MALAYSIA                                      its next drilling program with Shell which would
                                                                        normally take approximately 12 days to complete;
                                                                        however, the rig has stopped at a shipyard in the
                                                                        Philippines to undergo some planned maintenance and
                                                                        upgrade of its quarters, which is estimated to be
                                                                        completed around July 20, 2004 at which time the rig
                                                                        will complete its mobilization to Malaysia.  The rig
                                                                        is expected to commence working under the Shell
                                                                        contract around August 1, 2004.  This program involves
                                                                        the drilling of two firm wells with options to drill
                                                                        three additional wells and could extend into December
                                                                        2004 or beyond if all five wells are drilled.


ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            AUSTRALIA          BHP BILLITON PETROLEUM     After having recently completed its third well for BHP
                                             PTY. LTD. ("BHP")          the rig has two remaining wells to drill for BHP. BHP
                                                                        has an option to drill one more well prior to the rig
                                                                        commencing its drilling program for Woodside Energy,
                                                                        LTD. ("Woodside").  If the one option well is not
                                                                        drilled, the current drilling program with BHP should
                                                                        be completed in August 2004, with the rig then
                                                                        commencing its two firm wells plus one option well
                                                                        drilling program for Woodside.  BHP has been granted
                                                                        three additional option wells which can only be
                                                                        drilled after the completion of the Woodside contract
                                                                        and are subject to mutual agreement on timing.  In the
                                                                        event that the current BHP drilling program is further
                                                                        extended, and Woodside is unable to drill both firm
                                                                        wells before the end of November 2004, Woodside has
                                                                        the right to reduce its commitment to one firm well.

SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on October 1, 2004.  Additional work is
                                                                        being pursued in Southeast Asia as well as other areas
                                                                        of the world.


ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         In March 2004, the rig commenced the Murphy drilling
                                             COMPANY, LTD. ("MURPHY")   program which now includes the drilling of three firm
                                                                        wells plus options to drill an additional three
                                                                        wells.  The rig is currently nearing completion of the
                                                                        second well.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
VICKSBURG                 THAILAND          CHEVRON OFFSHORE            In May 2004 the rig's contract with ExxonMobil
                                            (THAILAND) LIMITED          Exploration & Production Malaysia Inc. ("EMEPMI") was
                                            ("CHEVRON")                 suspended and the rig moved to Thailand to commence a
                                                                        drilling program for Chevron.  This program is
                                                                        expected to take approximately five months to
                                                                        complete, at which time, the rig will be moved back to
                                                                        Malaysia whereby EMEPMI will reinstate the rig's
                                                                        contract.  Upon reinstatement, the EMEPMI drilling
                                                                        commitment will include the estimated five months
                                                                        suspension period plus an extension of twelve months,
                                                                        for a total of seventeen months commencing in October
                                                                        2004. Once EMEPMI recommences its contract it will
                                                                        retain its right to terminate the contract by
                                                                        providing 120 days notice.

ATWOOD BEACON             MALAYSIA          CONOCO PHILLIPS INDONESIA   The rig is currently working on a drilling program for
                                            LTD. ("CONOCO")             Conoco Phillips Indonesia Ltd. which now includes the
                                                                        drilling of eight firm wells.  The drilling of the
                                                                        eight wells is expected to be completed in October
                                                                        2004.

SUBMERSIBLE -
RICHMOND                  UNITED STATES      APPLIED DRILLING           The rig is in the process of completing the drilling
                          GULF OF MEXICO     TECHNOLOGY INC. ("ADTI")   of one well for ADTI which was assigned from Helis Oil
                                                                        & Gas Company ("Helis").  Upon completion of this
                                                                        well, the rig will have three firm wells to drill for
                                                                        Helis, with Helis having options to drill four
                                                                        additional wells. The drilling of the three firm wells
                                                                        for Helis is expected to take 90 to 120 days to
                                                                        complete and if all four option wells are drilled, the
                                                                        contract could extend to around 200 to 270 days.

MODULAR PLATFORMS -
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.

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